Exhibit 99.1

0 AMERICAN STRATEGIC INVESTMENT CO. Third Quarter Investor Presentation 196 Orchard Street Retail Condominium - New York, NY_

1 Third Quarter 2025 Highlights 1) See appendix for a full description of capitalized terms and Non-GAAP reconciliations. 2) Refer to slide 6 – Top 10 Tenant Investment Grade Profile. Based on Annualized Straight-line Rent and on ratings information as of September 30, 2025. For our purposes, includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade ratings, which includes ratings of the tenant’s parent (regardless of whether the parent has guaranteed the tenant’s obligation under the lease) or lease guarantor. See appendix for a full definition of Investment Grade. ASIC’s top 10 tenants are 43.6% actual Investment Grade (“IG”) rated and 25.4% implied Investment Grade. 3) Refer to slide 7 – Active Portfolio Management for additional information. 4) Refer to slide 9 – Capital Structure and Q3’25 Financial Results for further information regarding our capital structure and liquidity. 5) Based on Annualized Straight-Line Rent as of September 30, 2025. 6) Calculated as total mortgage notes payable, gross of $251.0 million minus cash and cash equivalents of $3.4 million (excluding restricted cash) divided by the carrying value of total assets of $448.1 million plus accumulated depreciation and amortization of $80.5 million less the Contract Asset balance of $106.3 million as of September 30, 2025. 7) Data as of September 30, 2025. 1 Manhattan focused real estate portfolio features an underlying tenant base in core commercial businesses, and an attractive top 10 tenant base that is 69% Investment Grade(1)(2) ✓ Portfolio Occupancy(1) of 80.9% with a weighted-average Remaining Lease Term(1) of 6.2 years ✓ Solid tenant base featuring government agencies and Investment Grade corporate tenants with core commercial business ✓ Core office properties are well located in desirable submarkets with proximity to major transportation hubs ✓ Top 10 tenants that are 69%(2) Investment Grade rated and have a Remaining Lease Term of 7.1 years ✓ Well-balanced and long-term lease maturity schedule with over 56%(5) of leases expiring after 2030 ✓ Continued the marketing process for the dispositions of 123 William St and 196 Orchard St ✓ Executed one lease renewal during the quarter at 196 Orchard Street, extending the weighted average Remaining Lease Term (1) of the portfolio from 6.0 years as of Q2’25 to 6.2 years as of Q3’25 ✓ Entered into an agreement for the consensual foreclosure of 1140 Avenue of the Americas, eliminating significant expenses of continuing to own the property and eliminating the upcoming $99 million debt maturity ✓ Changed independent auditor firms from PricewaterhouseCoopers to CBIZ, generating significant cost savings to the Company ✓ 100% fixed-debt capital structure with a weighted-average interest rate of 5.33% ✓ Net Leverage of 58.6% ✓ No debt maturities until 2027(6) ✓ Advisor and affiliates own approximately 1.6 million(7) shares, demonstrating their commitment to the Company High Quality Manhattan Focused Portfolio Active Portfolio Management(3) Conservative Debt Profile and Advisor-Shareholder Alignment(4)

2 Continued the marketing efforts for the sale of 123 William Street and 196 Orchard Street Strategic Dispositions Highlights ✓ Continued the marketing process for the sale of 123 William Street and 196 Orchard Street ✓ Management believes 123 William Street and 196 Orchard Street are well-positioned to generate significant proceeds and create excess cash reserves ✓ Management intends to deploy proceeds towards higher-yielding investments in assets beyond Manhattan real estate, further diversifying the Company’s business Street view of the lobby at 123 William Street Street view of 196 Orchard Street

Third Quarter 2025 Portfolio Highlights

Portfolio of real estate investments featuring a diverse tenant mix across five mixed-use office and retail condominium buildings that are primarily located in Manhattan

Portfolio Metrics

Metric *($ and SF in mm)*	**Q3'25**
Real Estate Investments, at Cost	$382.5
Number of Properties	5
Total Square Feet	0.7
Annualized Straight-line Rent	$28.8
Occupancy	80.9%
Weighted-Average Remaining Lease Term[2]	6.2 Years

Top 10 Tenants' Credit Ratings[1]



31%
69%
Investment Grade
Not Rated

Tenant Industry Diversity[3]



Professional Services 4%
Financial Services 4%
Technology 3%
Other 7%
Parking 6%
Fitness 10%
Government / Public Administration 27%
Office Space 10%
Retail 14%
Non-profit 15%

Lease Expiration Schedule[3]



8%
5%
19%
4%
4%
4%
56%
2025
2026
2027
2028
2029
2030
Thereafter

1) Ratings information is as of September 30, 2025. Weighted based on Annualized Straight-Line Rent as of September 30, 2025. ASIC's top 10 tenants are 43.6% actual Investment Grade rated and 25.4% implied Investment Grade. Refer to slide 6– Top 10 Tenant Investment Grade Profile and Definitions in the appendix for additional information.
2) See appendix for a full description of capitalized terms and Non-GAAP reconciliations.
3) Based on Annualized Straight-Line Rent as of September 30, 2025.

3

4 Real Estate Portfolio Highlights

5 Detailed Property Summary Note: Data as of September 30, 2025. 1) Figures represent real estate assets at cost. 2) Based on Annualized Straight-Line Rent as September 30, 2025. Property Real Estate Assets(1) ($ mm) Occupancy Remaining Lease Term(2) (in years) % of Annualized Straight-Line Rent % of Portfolio Square Feet 123 William Street $269.9 80% 4.2 67% 74%_ 196 Orchard Street $66.6 100% 10.2 23% 8%_ 400 E. 67th Street $22.8 44% 11.8 3% 8%_ 200 Riverside Blvd. $7.9 100% 11.8 3% 8%_ 8713 Fifth Avenue $15.4 100% 9.1 4% 2%_ Total Portfolio $382.5 81% 6.2 100% 100%_ Note: Map shows four properties located in Manhattan. Medical office building in Brooklyn not pictured. Diversified portfolio across five mixed-use office and retail assets that are primarily located in Manhattan with close proximity to major transportation hubs

Top 10 Tenant Investment Grade Profile

Top 10 tenants[1] feature a balance of Investment Grade corporate tenants with core commercial businesses and government agencies

Tenant	Space Type	Tenant Industry	Credit Rating[2]	Remaining Lease Term (in years)	% of Portfolio SLR	% of Portfolio SF
Planned Parenthood Federation of America, Inc.	Office	Non-Profit	A3*	5.8	11.6%	10.9%
Equinox	Retail	Fitness	Not Rated	13.2	10.0%	5.0%
NYC Dept. of Youth & Community Development	Office	Government	Aa2	12.3	7.7%	6.8%
CVS	Retail	Retail	Baa3	8.9	7.5%	1.7%
USA General Services Administration	Office	Government	Aa1	1.7	7.1%	8.0%
NY State Dept. of Licensing	Office	Government	Aa1	1.8	6.4%	7.5%
Marshalls	Retail	Retail	A2*	6.1	5.1%	3.4%
Fundera, Inc.	Office	Financial Services	Not Rated	3.8	3.7%	3.1%
Universal Services of America	Office	Office Space	Not Rated	0.2	3.5%	6.7%
200 Riverside Garage, LLC	Retail	Parking	Not Rated	11.8	3.2%	10.2%
*Implied Rating			**69% IG Rated**	**7.1**	**65.9%**	**63.3%**

Planned Parenthood

Credit Rating: A3*

GSA

Credit Rating: Aa1

CVS pharmacy

Credit Rating: Baa3

NYC Department of Youth & Community Development

Credit Rating: Aa2

Note: Portfolio data as of September 30, 2025, unless otherwise noted.

1) Weighted based on Annualized Straight-Line Rent as of September 30, 2025.

2) Based on Annualized Straight-line Rent and on ratings information as of September 30, 2025. Includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade ratings, which includes ratings of the tenant's parent (regardless of whether the parent has guaranteed the tenant's obligation under the lease) or lease guarantor. See appendix for a full description of Investment Grade. ASIC's top 10 tenants are 43.6% actual Investment Grade ("IG") rated and 25.4% implied Investment Grade.

6

7 Active portfolio management drives lease renewals, in conjunction with corporate cost savings and strategic disposition initiatives to manage capital structure Active Portfolio Management Portfolio Management Highlights ✓ Entered into an agreement for the consensual foreclosure of 1140 Avenue of the Americas ✓ Eliminates significant expenses of continuing to own the property ✓ Eliminates the upcoming $99 million debt maturity ✓ Executed one lease renewal during the quarter at 196 Orchard ✓ Extends the Weighted-Average Remaining Lease Term(1) of the portfolio from 6.0 years as of Q2’25 to 6.2 years as of Q3’25 ✓ Closed on the sale 9 Times Square at a sale price of $63.5 million in Q4’24 ✓ Generated net cash proceeds of $13.5 million, allowing the Company to further explore the diversification of the portfolio ✓ Continued marketing process for the sale of 123 William Street and 196 Orchard Street(2) ✓ Management intends to deploy proceedstowards higher-yielding investments in assets beyond Manhattan real estate, further diversifying the Company’s business ✓ Changed independent auditor firms from PricewaterhouseCoopers to CBIZ, ✓ The company went through a competitive bid process that will lead to considerable cost savings for the company 1) See Definitions in the appendix for a full description. 2) There can be no assurance that ASIC will complete the dispositions of the above referenced properties on commercially reasonable terms, if at all.

8 Financial Highlights

9 Capital Structure and Q3’25 Financial Results Note: We expect to fund our operating expenses and capital requirements over the next 12 months with cash on hand, cash generated from operations and other potential sources. 1) See Definitions in the appendix for a full description. 2) Calculated as total mortgage notes payable, gross of $251.0 million minus cash and cash equivalents of $3.4 million (excluding restricted cash) divided by the carrying value of total assets of $448.1 million plus accumulated depreciation and amortization of $80.5 million less the Contract Asset balance of $106.3 million as of September 30, 2025. 3) See appendix for Non-GAAP reconciliations. Debt capital structure features limited near term debt maturities, 100% fixed-rate debt at a 5.3% weighted-average interest rate and Net Leverage(2) of 58.6% Key Capitalization Metrics ($ and shares in mm) Q3’25 Fixed Debt % 100.0% Weighted Averaged Effective Interest Rate 5.3% Total Debt $251.0 Real estate assets, at cost $382.5 Net Leverage(2)(3) 58.6% Weighted Average Basic Shares Outstanding 2.5 100% fixed-rate Debt Maturity Schedule $140.0 $60.0 $51.0 $40.0 $60.0 $80.0 $10 0.0 $12 0.0 $14 0.0 $16 0.0 $18 0.0 2025 2026 2027 2028 2029 $0.0 $0.0 Key Financial Results ($ mm) Q3’25 Revenue from Tenants $12.3 Net Income (Loss) $35.8 EBITDA(3) $46.1 Adjusted EBITDA(3) $1.9 Cash NOI(1)(3) $5.3 Capital Structure and Financial Highlights ✓ Entirely fixed-rate mortgage debt with a weighted-average effective interest rate of 5.3% ✓ No debt maturities until 2027, and Net Leverage of 58.6% No debt maturities until 2027

10 ASIC’s capital structure is composed of entirely fixed-rate mortgage debt, limiting adverse effects from rising interest rates No debt maturities until 2027 In line with prevailing interest rate market Represents modest leverage profile Key Capitalization Metrics 10 Capital structure features limited near-term debt maturities, 100% fixed-rate debt and Net Leverage of 58.6%(1) Capital Structure Highlights 100% Fixed-Rate Conservative capital structure that features 100% fixed-rate debt, Net Leverage of 58.6%(1), and a Weighted-Average Interest Rate of 5.3% 3.8 Year Weighted-Average Debt Maturity 5.3% Weighted-Average Interest Rate 58.6% Net Leverage 1) Calculated as total mortgage notes payable, gross of $251.0 million minus cash and cash equivalents of $3.4 million (excluding restricted cash) divided by the carrying value of total assets of $448.1 million plus accumulated depreciation and amortization of $80.5 million less the Contract Asset balance of $106.3 million as of September 30, 2025.

11 Management and Board of Directors

12 Experienced Management Team Christopher Chao Senior Vice President of Asset Management ▪ Responsible for asset management and leasing activity ▪ Former Asset Management and Acquisitions Director for Paramount Group, Inc., a 9 million square foot New York City office portfolio Michael LeSanto Chief Financial Officer ▪ Served as Chief Financial Officer since March 2024 ▪ With a background in public accounting, Mr. LeSanto previously served as Chief Accounting Officer of ASIC and held a number of senior accounting positions prior to joining the Company Nicholas Schorsch, Jr. Chief Executive Officer ▪ Served as Chief Executive Officer since March 2025 ▪ Also serves as the Chief Operating Officer of AR Global Investments since 2015 ▪ Previously served as President of G&P Acquisition Corp, Executive Vice President at American Realty Capital Properties, and Executive Vice President of Realty Capital Securities

13 Board of Directors Michael Weil | Director and Executive Chairman ▪ Founding partner of AR Global and former Chief Executive Officer of ASIC ▪ Currently serves as CEO and Chairman of Global Net Lease (NYSE:GNL) ▪ Mr. Weil previously served as Executive Vice President of AR Capital, where he supervised the origination of investment opportunities for all AR Capital-sponsored investment programs Louis DiPalma | Independent Director and Audit Committee Chairman ▪ Independent director of the Company since December 2022 ▪ Member of the Rhode Island State Senate and served in positions such as the chair of the Senate Committee on Rules, Government Ethics and Oversight, first vice chair of the Senate Committee on Finance and as a member of the Senate Committee on Education Nicholas Radesca | Independent Director ▪ Mr. Radesca has decades of public company experience as chief financial officer of numerous companies, including serving as interim chief financial officer of the Company and as chief financial officer of AR Global and related companies ▪ Mr. Radesca brings to the Company a deep background in real estate, credit, M&A and operating businesses, Elizabeth Tuppeny | Lead Independent Director ▪ Chief Executive Officer and founder of Domus, Inc., since 1993 ▪ 30 years of experience in the branding and advertising industries, with a focus on Fortune 500 companies ▪ Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games Strong Corporate Governance ✓ Majority independent Board of Directors, with additional oversight provided by committees comprised solely of independent directors ✓ As of Q3’25, CBIZ acts as the independent auditor for ASIC ✓ ASIC is supported by robust financial accounting and reporting teams, and maintains financial reporting processes, controls and procedures ✓ Advisor and its affiliates own approximately 1.6 million(1) shares, demonstrating their commitment to Company 1) As of September 3030, 2025.

14 Appendix

15 Definitions Adjusted EBITDA: We define Adjusted EBITDA as EBITDA, as defined below, further excluding (i) impairment charges, (ii) interest income and other income or expense, (iii) gains or losses on debt extinguishment, (iv) equity-based compensation expense, (v) acquisition and transaction costs, (vi) gain or loss on asset sales and (vii) and expenses paid with issuances of our common stock in lieu of cash. Annualized Straight-Line Rent or “SLR”: Straight-line rent which is annualized and calculated using most recent available lease terms as of the period end indicated. EBITDA: We define EBITDA as net loss excluding (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization expense. Cash NOI: We define Cash NOI as net income (loss), the most directly comparable GAAP financial measure, less income from investment securities and interest, plus general and administrative expenses, acquisition and transaction-related expenses, depreciation and amortization, other non-cash expenses and interest expense. In calculating Cash NOI, we also eliminate the effects of straight-lining of rent and the amortization of above- and below-market leases. Investment Grade: As used herein, investment grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, which generates an implied rating by measuring a company’s probability of default. Ratings information is as of September 30, 2025. Top 10 tenants are 44% actual investment grade rated, and 25% implied investment grade rated. Net Leverage: Calculated as total mortgage notes payable, gross of $251.0 million minus cash and cash equivalents of $3.4 million (excluding restricted cash) divided by the carrying value of total assets of $448.1 million plus accumulated depreciation and amortization of $80.5 million less the Contract Asset balance of $106.3 million as of September 30, 2025. NOI: Defined as a non-GAAP financial measure used by us to evaluate the operating performance of our real estate. NOI is equal to total revenues, excluding contingent purchase price consideration, less property operating and maintenance expense. NOI excludes all other items of expense and income included in the financial statements in calculating net (loss). Occupancy: Represents percentage of square footage of which the tenant has taken possession of divided by the respective total rentable square feet as of the date or period end indicated. Remaining Lease Term: Represents the outstanding tenant lease term. Weighted based on Annualized Straight-Line rent as of the date or period end indicated.

16 Reconciliation of Non-GAAP Metrics: Cash NOI For the Three Months Ended (in thousands) September 30, 2025 September 30, 2024 Net Loss (in accordance with GAAP) $ 35,754 $ (34,482) Depreciation & Amortization 3,086 4,414 Interest Expense 4,124 5,201 Interest Expense associated with property in receivership 3,151 - EBITDA 46,115 (24,867) Impairment of real estate investments - 27,817 Gain on disposal of real estate investments (44,268) - Equity-based compensation 90 76 Asset and property management fees paid in common stock to related parties in lieu of cash - 1,077 Other income (expense) 8 (9) Adjusted EBITDA 1,945 4,094 Asset and property management fees to related parties payable in cash 1,929 1,994 General & Administrative 1,755 1,762 NOI 5,629 6,860 Accretion of below- and amortization of above-market lease liabilities and assets, net (161) (219) Straight-line rent (revenue as a lessor) 102 102 Straight-line ground rent (expense as lessee) (242) 27 Cash NOI $ 5,328 $ 6,770 Cash Net Operating Income (Cash NOI) Reconciliation Schedule

17 Legal Notices

18 Important Additional Information and Where to Find It References in this presentation to the “Company,” “we,” “us” and “our” refer to American Strategic Investment Co. (“ASIC”) and its consolidated subsidiaries. This presentation contains estimates and information concerning the Company's industry that are based on industry publications and reports. The Company has not independently verified the accuracy of the data contained in these industry publications and reports. Estimates and information in this presentation involve a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The industry in which we operate is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 19,2025 with the Securities and Exchange Commission (the “SEC”), the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed on November 14, 2025 with the SEC and all other filings filed with the SEC after that date including but not limited to the subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as such risks, uncertainties and other important factors may be updated from time to time in the Company's subsequent reports. These and other factors could cause results to differ materially from those expressed in these publications and reports. Non-GAAP Financial Measures We disclose certain non-GAAP financial measures we use to evaluate our performance, such as Cash Net Operating Income (“Cash NOI”). A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measure, which is net income (loss), is provided on slide 16. None of these non-GAAP financial measures should be considered as a substitute for net income or any other financial measure presented in accordance with generally accepted accounting principles in the United States ("GAAP"). Because non-GAAP financial measures are not standardized, such as Cash NOI, as defined by the Company, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare the Company's use of these non-GAAP financial measures with those used by other companies. A reconciliation of all non-GAAP measures disclosed in this presentation to their nearest respective GAAP measures can be found on slide 16 of this presentation. 18

19 Forward Looking Statements This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities of American Strategic Investment Co. (“We”, “us”, “our” or the “Company”). Any offer or sale of securities will be made only by means of a prospectus and related documentation meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. This presentation contains statements that are not historical facts and may be forward-looking statements, including statements regarding the intent, belief or current expectations of us, our operating partnership and members of our management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,”“believes,” “estimates,” “projects,” “potential,” “predicts,” “expects,” “plans,” “intends,” “would,” “could,” “should” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those contemplated by such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the anticipated benefits of the Company's election to terminate its status as a real estate investment trust, (b) whether the Company will be able to successfully acquire new assets or businesses, (c) the potential adverse effects of the geopolitical instability due to the ongoing military conflicts between Russia and Ukraine and Israel and Hamas, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company's tenants, and the global economy and financial markets, (d) inflationary conditions and higher interest rate environment, (e) economic uncertainties about the ultimate impact of tariffs imposed by, or imposed on, the United States and its trading relationships, (f) that any potential future acquisition or disposition is subject to market conditions and capital availability and may not be identified or completed on favorable terms, or at all, and (g) that we may not be able to regain compliance with the New York Stock Exchange's (“NYSE”) continued listing requirements and rules, and the NYSE may delist the Company's common stock, which could negatively affect the Company, the price of the Company's common stock and shareholders' ability to sell the Company's common stock,, as well as those risks and uncertainties set forth in the Risk Factors section of the Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 19, 2025, with the SEC, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30,2025 filed with the SEC on November 14, 2025 and all other filings with the Securities and Exchange Commission after that date including but not limited to the subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.